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                                                                    EXHIBIT 23.1




                       CONSENT OF INDEPENDENT ACCOUNTANTS
                       ----------------------------------




We hereby consent to the incorporation by reference in the Prospectuses constituting part of the Registration Statements on Form S-8 (Nos. 2-80978, 33-4042, 33-27203, 33-29498, 33-46968 and 33-51691) and Form S-3 (Nos. 33-11920,
33-15793, 33-17614, 33-21984, 33-23058, 33-25634, 33-31319, 33-45847, 33-69230
and 33-46292) of Triton Energy Corporation of our report dated July 19, 1994 appearing on page F-2 of this Form 10-K.





Price Waterhouse LLP

Dallas, Texas
August 25, 1994